BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund (the “Fund”)

Supplement dated June 29, 2020

to the Summary Prospectus dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective June 30, 2020, Sanjay Ayer will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to WCM Investment Management, LLC (“WCM”).

Accordingly, effective June 30, 2020, the table entitled “WCM” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Manager	Position with WCM	Length of Service to the Fund
Paul R. Black	President, Co-CEO and Portfolio Manager	Since Inception
Peter J. Hunkel	Portfolio Manager and Business Analyst	Since Inception
Michael R. Trigg	Portfolio Manager and Business Analyst	Since Inception
Kurt R. Winrich, CFA	Chairman, Co-CEO and Portfolio Manager	Since Inception
Sayjay Ayer, CFA	Portfolio Manager and Business Analyst	Since June 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE